UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 22, 2007
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-18443	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8125 North Hayden Road
Scottsdale, Arizona 85258-2463
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 22, 2007, at the annual meeting of stockholders, the stockholders of Medicis Pharmaceutical Corporation (the “Company”) approved an amendment (the “Amendment”) to the Medicis 2006 Incentive Award Plan, as amended (the “2006 Plan”), that increased the number of shares authorized for issuance under the 2006 Plan by 2,500,000 shares. The Amendment became effective immediately upon stockholder approval.
     The foregoing summary is qualified by reference to (i) the full text of the 2006 Plan, which is incorporated by this reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2006 and (ii) the full text of the Amendment, which is incorporated by this reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2007.
     On May 25, 2007, the Stock Option and Compensation Committee of the Board of Directors of the Company adopted a resolution establishing a compensation policy for members of the Compliance Committee of the Board of Directors. Under the policy, which is retroactive to January 1, 2007, the chairman of the Compliance Committee is to be paid an annual fee of $10,000, and the other members will receive an annual fee of $3,000 per member, for their service on the committee, which includes attendance at meetings of the Compliance Committee either in-person or by telephone.
Item 9.01. Financial Statements and Exhibits.
d.	Exhibits.
10.1	The Medicis 2006 Incentive Award Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A filed on April 13, 2006).

10.2	Amendment No. 3 to the Medicis 2006 Incentive Award Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A filed on April 16, 2007).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION
Date: May 25, 2007	By:	/s/ Mark A. Prygocki, Sr.
Mark A. Prygocki, Sr.
Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	The Medicis 2006 Incentive Award Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2006).

10.2	Amendment No. 3 to the Medicis 2006 Incentive Award Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A filed on April 16, 2007).